SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

Good Harbor Partners Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51693	20-3303304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Fairfax Drive, Arlington, VA		22203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 812-9199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 15, 2007, Good Harbor Partners Acquisition Corp. issued a press release announcing its termination of its previously announced letters of intent for business combinations in the security industry, its planned distribution of the IPO trust proceeds to its Class B stockholders and its plan for continued corporate existence. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1     Press Release dated November 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2007

GOOD HARBOR PARTNERS ACQUISITION CORP.

By:	/s/ Ralph S. Sheridan
Ralph S. Sheridan Chief Executive Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 15, 2007